UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	May 19, 2014
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)
Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
216 Airport Drive, Rochester, New Hampshire		03867
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (518) 445-2200
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants

(a)	Previous independent registered public accounting firm

(i)	On May 19, 2014, PricewaterhouseCoopers LLP was dismissed as the Company’s independent registered public accounting firm.

(ii)	The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for the fiscal years ended
December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The Company’s Audit Committee recommended and approved the decision to change independent registered public accounting firms.

(iv)	During the fiscal years ended December 31, 2013 and 2012 and through May 19, 2014, there have been (1) no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report and (2) no reportable events as defined by Item 304(a)(1)(v) of Regulation S-K.

(v)	The Company has given permission to PricewaterhouseCoopers LLP to respond fully to the inquiries of the successor auditor.

(vi)	The Company furnished a copy of this disclosure to PricewaterhouseCoopers LLP and has requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. Such letter is filed as an exhibit to this report.

(b)	New independent registered public accounting firm

(i)	On May 19, 2014, on the recommendation of the Company’s Audit Committee and as part of the change in independent registered public accounting firms described above, the Company appointed KPMG LLP as its independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2014.

(ii)	During the two most recent fiscal years and through May 19, 2014, the Company has not consulted with KPMG LLP regarding either (1) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, or (2) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Letter of PwC pursuant to Item 304(a)(3) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino

Name: John B. Cozzolino

Title: Chief Financial Officer and Treasurer

(Principal Financial Officer)

Date: May 22, 2014

EXHIBIT INDEX

Exhibit	No. Description

99.1 Letter of PwC pursuant to Item 304(a)(3) of Regulation S-K.